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                                                                    EXHIBIT 99.2


                              Dated 29 October 2004







                            ZURICH INSURANCE COMPANY





                               HARPER HOLDING SARL





                            KENMARE HOLDINGS LIMITED





                  =============================================

                                    AGREEMENT
                  for the sale and purchase of the issued share
                      capital of Turegum Insurance Company

                  =============================================




                     [FRESHFIELDS BRUCKHAUS DERINGER LOGO]


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                                    CONTENTS


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CLAUSE                                                                                           PAGE



1.       DEFINITIONS AND INTERPRETATION..............................................................1

2.       SALE AND PURCHASE...........................................................................1

3.       CONSIDERATION...............................................................................2

4.       COMPLETION..................................................................................2

5.       EMPLOYEES...................................................................................4

6.       PRE-SALE REORGANISATION.....................................................................4

7.       WARRANTIES..................................................................................5

8.       LIMITATIONS ON CLAIMS.......................................................................6

9.       PURCHASER WARRANTIES........................................................................7

10.      COMMUTATION OF INTRA-GROUP REINSURANCES.....................................................7

11.      PAYMENTS....................................................................................8

12.      INFORMATION AND RECORDS.....................................................................9

13.      CHANGE OF NAME.............................................................................10

14.      CONFIDENTIALITY............................................................................10

15.      ENTIRE AGREEMENT...........................................................................11

16.      VARIATION..................................................................................12

17.      ASSIGNMENT.................................................................................12

18.      ANNOUNCEMENTS..............................................................................12

19.      COSTS......................................................................................12

20.      VALUE ADDED TAX............................................................................13

21.      FURTHER ASSURANCE..........................................................................13

22.      SEVERABILITY...............................................................................13

23.      COUNTERPARTS...............................................................................13

24.      TIME OF THE ESSENCE........................................................................13

25.      NOTICES....................................................................................13

26.      NO RIGHTS UNDER CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999...............................15

27.      GOVERNING LAW, JURISDICTION AND SERVICE OF PROCESS.........................................15

SCHEDULE 2 DETAILS OF THE COMPANY...................................................................28
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
SCHEDULE 5 VENDOR WARRANTIES........................................................................17

     PART A : GENERAL WARRANTIES REGARDING THE VENDOR...............................................17

     PART B : GENERAL WARRANTIES REGARDING THE COMPANY..............................................19

     PART C : VENDOR TAX WARRANTIES.................................................................29

SCHEDULE 6 PURCHASER WARRANTIES.....................................................................32

SCHEDULE 7 LIMITATIONS ON CLAIMS....................................................................34

SCHEDULE 9 PRO-FORMA EFFECTIVE DATE BALANCE SHEET...................................................36
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                                                                         Page II

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THIS SALE AND PURCHASE AGREEMENT is made on 29 October 2004

BETWEEN:

(1) ZURICH INSURANCE COMPANY, a company incorporated under the laws of Switzerland, whose registered office is at Mythenquai 2, 8002 Zurich, Switzerland (the VENDOR);

(2) HARPER HOLDING SARL (registered no. B 50.984) whose registered office is at 174 Route de Longwy, L-1940 Luxembourg (the Purchaser); and

(3) KENMARE HOLDINGS LIMITED (registered no. 30917) whose registered office is at Sofia House, 45 Church Street, Hamilton, Bermuda (the Purchaser Parent).

WHEREAS:

(A) Turegum Insurance Company (the COMPANY) is a company incorporated in Switzerland and carrying on business in the United Kingdom via a branch.

(B) The Vendor is the sole registered holder and beneficial owner of the share capital of the Company.

(C) The Company is the sole registered holder and beneficial owner of the share capital of TIC Financing Limited (the SUBSIDIARY).

(D) The Vendor has agreed to sell all of the issued shares in the capital of the Company (the Shares) to the Purchaser, and the Purchaser has agreed to purchase the Shares, for the consideration and upon the terms and subject to the conditions set out in this Agreement.

(E) The Purchaser Parent has agreed to perform certain obligations in connection with the sale and purchase of the Shares.

IT IS AGREED as follows:

1. DEFINITIONS AND INTERPRETATION

1.1 Words and expressions used in this Agreement shall have the meanings set out in Schedule 1, unless the context requires otherwise.

1.2 The Schedules comprise schedules to this Agreement and form part of this Agreement.

2. SALE AND PURCHASE

2.1 The Vendor as legal and beneficial owner of the Shares agrees to sell and transfer and the Purchaser agrees to purchase the Shares as at and with effect from Completion, fully paid and free from all Encumbrances, together with all rights which now are, or at any time hereafter may become, attached to them (including the right to receive all dividends and other distributions declared, made or paid after Completion).


                                       AB
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2.2 Neither the Vendor nor the Purchaser shall be obliged to complete the sale and purchase of the Shares unless the sale and purchase of all the Shares is completed simultaneously.

3. CONSIDERATION

The total consideration for the sale of the Shares shall be the sum of US$1 (the PRICE).

4. COMPLETION

4.1 The sale and purchase of the Shares shall be completed at the offices of the Vendor's Solicitors on the date of this Agreement, when:

(a)      the Vendor shall perform its obligations under Part A of Schedule 10;
         and

(b)      the Purchaser shall perform its obligations under Part B of Schedule
         10.

4.2 All of the documents and items delivered at Completion pursuant to this clause 4 shall be held by the recipient to the order of the person delivering the same until such time as Completion is deemed to have taken place.

4.3      Upon:

(a) delivery of all of the documents required to be delivered on Completion (or waiver of the delivery thereof by the person entitled to receive the same);

(b) payment by the Purchaser of the Price in accordance with paragraph 1 of Part B of Schedule 10; and

(c)      payment of any amount due under the Pre-Sale Reorganisation Documents,

the Tax Schedule shall come into effect and Completion shall be deemed to have taken place.

4.4 The Parties agree that payment of any net amount due to the Company under the Pre Sale Reorganisation Documents shall be discharged by the payment of the Company Completion Monies.

4.5 The Vendor shall procure that, on or before Completion, a resolution is duly passed by the directors of the Company which authorises the entry of the Purchaser in the share register of the Company as shareholder in respect of the Shares immediately following Completion.

4.6 The Purchaser shall procure that, immediately following Completion:

(a) resolutions are duly passed by the shareholder of the Company to elect an entirely new board of directors in accordance with applicable requirements of the laws of Switzerland and to appoint Deloitte & Touche AG as auditors of the Company; and

(b) resolutions are duly passed by the directors of the Company to revoke the signing authorities in respect of the Company of each of the persons listed in

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         paragraph 5 of Schedule 2, to remove the names of those persons from the Commercial Register of the Company and to change the registered office of the Company from Mythenquai 2, 8002 Zurich, Switzerland to another address in the city of Zurich, Switzerland,

and shall:

(c)      within 3 Business Days after the Completion Date:

         (i) procure that the Company applies to the Commercial Registry to register the effect of such resolutions and of the resignations of the directors and auditors of the Company pursuant to Schedule 10 Part A 1(gg) in the Commercial Register of the Company; and

         (ii) deliver to the Vendor copies of such resolutions and the application to the Commercial Registry to register the effect of such resolutions (certified by a duly appointed officer as true and correct); and

(d) within 15 Business Days after the Completion Date, deliver to the Vendor an excerpt from the Commercial Register of the Company which shows that such registrations have occurred.

4.7 The Vendor shall procure that, immediately following Completion, resolutions of the directors of the Subsidiary are duly passed by which the following business is transacted:

(a) the resignations referred to in Schedule 10 Part A 1(hh) and Schedule 10Part A 1(jj) are accepted;

(b) David Michael Rocke and Derek Robert Douglas Reid are appointed as directors of the Subsidiary;

(c) Cornhill Secretaries Limited is appointed as the secretary of the Subsidiary;

(d)      Deloitte & Touche LLP are appointed as auditors of the Subsidiary; and

(e) the registered office of the Subsidiary is changed to St Paul's House, Warwick Lane, London EC4P 4BN.

4.8 The Vendor shall, within 5 Business Days after the Completion Date (or such longer period as agreed by the Purchaser) deliver to von Meiss Blum & Partners, Attorneys at Law, Usteristrasse 14, CH-8021 Zurich the originals of all minutes of meetings of and resolutions of the directors and shareholders of the Company (which shall be written-up to but not including the Completion Date) which are held by the Company.

4.9 Following Completion, the Vendor shall arrange for the books and records belonging to and held on behalf of the Company and the Subsidiary in Switzerland to be delivered to the Purchaser in accordance with a process and timetable to be agreed between the Vendor and the Purchaser promptly following Completion.

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4.10 Following Completion, the Purchaser shall not, and shall procure that the
Company does not, bring any claim (other than in respect of fraud, dishonesty or gross misconduct) against any person who at any time prior to the Completion Date was a director, officer, company secretary or employee of the Company in respect of any matter arising from his or her position as a director, officer, company secretary or employee of the Company.

4.11 The Purchaser shall procure that, at the first annual general meeting of the Company following Completion, a resolution is duly passed by the shareholders of the Company which releases each person who at any time during the financial year ending 31 December 2004 was a director of the Company from any liabilities arising from his or her position as a director of the Company ("Entlastung des Verwaltungsrates").

4.12 Following Completion, the Purchaser shall procure that the Company does not bring any claim (other than in respect of fraud, dishonesty or gross misconduct) against CMGL in connection with any breach by CMGL on or prior to the Completion Date of its obligations under the Portfolio Administration and Management Agreement.

5. EMPLOYEES

The provisions of Schedule 12 shall apply in respect of Employees.

6. PRE-SALE REORGANISATION

6.1 Subject to clauses 6.2, 6.3 and 6.4, the Vendor shall indemnify the Purchaser, the Company and the Subsidiary against any Costs suffered or incurred by any of them (which, for the purposes of this clause, shall include the loss, use or set off of a relief (as defined in the Tax Schedule) arising to the Company other than a relief arising as a result of the entry into and performance of the Pre-Sale Reorganisation Documents provided that for these purposes it shall be assumed that reliefs arising as a result of the entry into and performance of the Pre-Sale Reorganisation Documents are, to the extent allowed by law, used in priority to any other relief) to the extent that such Costs arise as a result of the entry into and the performance of the Pre-Sale Reorganisation Documents.

6.2 The aggregate liability of the Vendor under clause 6.1 shall not exceed US$1 million.

6.3 The indemnity in clause 6.1 shall not apply in respect of any liability if:

(a) any provision or reserve in respect of such Costs has been made in the Pro-forma Effective Date Balance Sheet, or such Costs were taken into account in the preparation of the Pro-forma Effective Date Balance Sheet;

(b) such liability is of a nature which is included in the Pro-forma Effective Date Balance Sheet or was taken into account in the preparation of the Pro-forma Effective Date Balance Sheet (for the avoidance of doubt, an increase in the amount of any Cost which is included in the Pro-forma Effective Date Balance Sheet or was taken into account in the preparation of the Pro-forma Effective

         Date Balance Sheet shall not, for the purposes of this clause 6.3(b), constitute a Cost of a different nature to that which is included in the Pro-forma Effective Date Balance Sheet or was taken into account in the preparation of the Pro-forma Effective Date Balance Sheet);

(c) such liability was paid or discharged before the Effective Date, or such payment or discharge was taken into account in the preparation of the Pro-forma Effective Date Balance Sheet;

(d) such liability arises as a result of any voluntary act or omission of any member of the Purchaser's Group following Completion; or

(e) such liability arises as a result of any change in rates of tax made after Completion or of any change in law (or a change in interpretation on the basis of case law), regulation, directive or requirement, or the practice of any tax or other authority, occurring after Completion.

6.4 To the extent that the Costs referred to in clause 6.1 above constitute the loss, use or set off of a relief (as defined in the Tax Schedule) arising to the Company, the liability of the Vendor under clause 6.1 shall be limited to the amount of any tax payable by the Company which would not have been payable but for the loss, use or set off of the relevant relief.

6.5 The Purchaser shall, promptly after the Purchaser or any member of the Purchaser's Group becomes aware of any matter which gives rise to a claim under the indemnity in clause 6.1, give to the Vendor written notice containing sufficient details of the claim to enable the Vendor to understand the nature of the claim, including an estimate of the amount thereof.

6.6 The Vendor shall promptly pay to the Purchaser any amount which it becomes liable to pay under the indemnity in clause 6.1.

6.7 Each of the Purchaser and the Purchaser Parent shall procure that no member of the Purchaser's Group shall bring any claim against any member of the Vendor's Group in connection with any of the Pre-Sale Reorganisation Documents save as expressly provided under this clause 6 or under the terms of any of the Pre-Sale Reorganisation Documents.

7. WARRANTIES

7.1 The Vendor warrants to the Purchaser in the terms of the Vendor Warranties as at the date of this Agreement, subject to:

(a) any matter fairly disclosed in the Disclosure Letter (or treated by the Disclosure Letter as being disclosed) or in any document annexed to the Disclosure Letter;

(b)      the restrictions of scope set out in clause 7.3; and

(c)      the limitations and qualifications set out in clause 8.

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7.2 Each of the Vendor Warranties is a separate and independent Vendor Warranty and, except where expressly stated, no other Vendor Warranty restricts or limits the extent or application of any other Vendor Warranty.

7.3 Notwithstanding any other provision of this Agreement (including the Vendor Warranties) or any document referred to in this Agreement, the Vendor is not giving any representation or warranty:

(a) as to the adequacy of the Company's reserves or insurance funds (including against the level of claims 'incurred but not reported' or 'incurred but not enough reported', claims handling expenses and administration expenses) as at the date of this Agreement (or any other date);

(b) as to whether the reinsurance treaties and retrocession agreements to which the Company is a party as the insured or cedant (as the case may be) are valid, legally binding or enforceable in accordance with their terms or that any amounts owing to or which may be claimed by the Company under such reinsurance treaties or retrocession agreements will be paid; or

(c) as to the amount or availability of any reliefs (as defined in the Tax Schedule) or other losses of the Company or the Subsidiary to the extent that they arise (or would but for an election pursuant to section 107 Finance Act 2000 and regulations made thereunder (as amended) have arisen) in respect of or as a consequence of:

         (i) an event occurring or period or part period ending on or before Completion; or

         (ii) the entry into or performance of any of the Pre-Sale Reorganisation Documents,

and any implication to the contrary is hereby expressly excluded.

7.4 The only warranties given by the Vendor in respect of tax matters are the Vendor Tax Warranties.

7.5      The Purchaser acknowledges and agrees that:

(a) the Vendor Warranties are the only warranties of any kind given by or on behalf of the Vendor or any member of the Vendor's Group and on which the Purchaser or any other member of the Purchaser's Group may rely in entering into this Agreement; and

(b) at the time of entering into this Agreement, the Purchaser has no actual knowledge of any right to make a Relevant Claim against the Vendor.

7.6 The Vendor makes no representation or warranty to the Purchaser as to the completeness, truth or accuracy of the matters disclosed in the Disclosure Letter.

8.       LIMITATIONS ON CLAIMS

The liability of the Vendor shall be limited in accordance with the provisions of Schedule 7.

9. PURCHASER WARRANTIES

9.1 The Purchaser warrants to the Vendor in the terms of the Purchaser
Warranties.

9.2 Except as expressly provided in this Agreement, the sole remedy of the Vendor for any breach of any of the Purchaser Warranties or any other provision of this Agreement by the Purchaser shall be an action for damages. The Vendor shall not be entitled (whether before or after Completion) to rescind or terminate this Agreement in any circumstances whatsoever, other than in respect of fraudulent misrepresentation or as expressly provided in this Agreement.

10. COMMUTATION OF INTRA-GROUP REINSURANCES

10.1 The Vendor shall use reasonable endeavours to procure that, within 20 Business Days after the Completion Date, the following members of the Vendor's Group shall make legally binding unconditional offers (the OFFERS) to the Company to enter into agreements under which all of the Company's reinsurance liabilities to those members of the Vendor's Group and all of the reinsurance liabilities of those members of the Vendor's Group to the Company (the RELEVANT REINSURANCE LIABILITIES) are finally terminated, cancelled, settled, commuted or otherwise determined and the aggregate consideration payable by the Company is no greater than US$2,826,141 (the TARGET COMMUTATION AMOUNT):

(a)      Zurich North America Insurance Company (ZNA); and

(b)      the entities controlled by ZNA and listed in Schedule 13,

each of them a ZNA COMPANY.

10.2 If any ZNA Company does not make an Offer to the Company as contemplated by clause 10.1 and, as a result, the amount paid by the Company to finally terminate, cancel, settle, commute or otherwise determine the Relevant Reinsurance Liabilities (the PAID AMOUNT) exceeds the Target Commutation Amount, the Vendor shall pay to the Company an amount equal to the difference between the Paid Amount and the Target Commutation Amount within 10 Business Days after any payment in excess of the Target Commutation Amount is paid by the Company in respect of the Relevant Reinsurance Liabilities.

10.3 The Purchaser shall procure that the Company accepts the Offers within 20 Business Days of the Offers being made. If the Company does not accept any of the Offers and, as a result, the Paid Amount is less than the Target Commutation Amount, the Purchaser shall procure that the Company pays to the Vendor an amount equal to the difference between the Target Commutation Amount and the Paid Amount within 10 Business Days after the Paid Amount is paid by the Company in respect of the Relevant Reinsurance Liabilities.

10.4 If the Company is required to make a payment to Truck, Mid Century or Fire Insurance in order to finally terminate, cancel, settle, commute or otherwise determine

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all of the reinsurance liabilities of the Company to any of Truck, Mid Century or Fire Insurance under any reinsurance agreements other than the ones listed,
(i) in relation to Truck, in schedule 1 of the Truck Agreement, (ii) in relation to Mid Century, in Schedule 1 of the Mid Century Agreement and, (iii) in relation to Fire Insurance, in Schedule 1 of the Fire Insurance Agreement, the Vendor shall pay to the Company an amount equal to the amount of any such payment within 10 Business Days after any such payment is paid by the Company to Truck, Mid Century or Fire Insurance.

10.5 If any of Truck, Mid Century or Fire Insurance is required to make a payment to the Company in order to finally terminate, cancel, settle, commute or otherwise determine all of its reinsurance liabilities to the Company under any reinsurance agreements other than the ones listed, (i) in relation to Truck, in
Schedule 1 of the Truck Agreement, (ii) in relation to Mid Century, in Schedule 1 of the Mid Century Agreement and, (iii) in relation to Fire Insurance, in
Schedule 1 of the Fire Insurance Agreement, the Purchaser shall procure that the Company pays to the Vendor an amount equal to the amount of any such payment within 10 Business Days after any such payment is paid by any of Truck, Mid Century or Fire Insurance to the Company.

10.6 If, in order to finally terminate, cancel, settle, commute or otherwise determine all of the reinsurance assets of the Company due from Agrippina, Agrippina is required to pay to the Company an amount which is less than US$179,263, the Vendor shall pay to the Company an amount equal to the difference between the amount paid by Agrippina and US$179,263 within 10 Business Days after any such payment is paid by Agrippina to the Company.

10.7 If, in order to finally terminate, cancel, settle, commute or otherwise determine all of the reinsurance assets of the Company due from Agrippina, Agrippina is required to pay to the Company an amount that is in excess of US$179,263, the Purchaser shall procure that the Company pays to the Vendor an amount equal to such excess paid by Agrippina within 10 Business Days after any such payment is paid by Agrippina to the Company.

11. PAYMENTS

11.1 Any payment to be made or procured to be made pursuant to this Agreement by the Purchaser shall be made to such bank account in the United Kingdom as the Vendor shall nominate in writing from time to time for payment purposes in immediately available funds by electronic transfer in dollars on the due date for payment, or by such other method as the Vendor shall nominate in writing. Receipt of such sums in the relevant bank account of or nominated by the Vendor shall be an effective discharge of the Purchaser's obligation to pay or procure payment of such sums to the Vendor, and the Purchaser shall not be concerned to see to the application or be answerable for loss or misapplication of such amount.

11.2 Any payment to be made or procured to be made pursuant to this Agreement by the Vendor shall be made to such bank account in the United Kingdom as the Purchaser shall nominate in writing from time to time for payment purposes in immediately available funds by electronic transfer in dollars on the due date for payment, or by such other method as the Purchaser shall nominate in writing. Receipt of such sums in that bank account shall be an effective discharge of the Vendor's obligation to pay or procure payment of such sums to the Purchaser, and the Vendor shall not be concerned to see to the application or be answerable for loss or misapplication of such amount.

11.3 If any sum due for payment under or in accordance with this Agreement is not paid on the due date (the DUE DATE), the party in default shall pay Default Interest on that sum (the DUE SUM) from but excluding the Due Date to and including the date of actual payment calculated on a daily basis.

11.4 If any tax authority brings into charge to tax any sum paid by the Purchaser, the Purchaser Parent or the Vendor pursuant to any indemnity (as described as such in this Agreement) given by the Purchaser, the Purchaser Parent or the Vendor under this Agreement (or pursuant to any claim made under paragraph 4 of the Tax Schedule), the payer shall pay such additional amount as shall be required to ensure that the total amount paid, less the tax chargeable on such amount, is equal to the amount that would otherwise be payable pursuant to this Agreement.

11.5 To the extent that any deduction, withholding or tax in respect of which an additional amount has been paid under clause 11.4, or the matter giving rise to such payment, results in the payee obtaining a relief (all reasonable endeavours having been used to obtain such relief), the payee (being the Vendor, the Purchaser or the Purchaser Parent where applicable) shall pay to the payer (being the Vendor, the Purchaser or the Purchaser Parent where applicable), within ten Business Days of obtaining the benefit of the relief, an amount equal to the lesser of the value of the relief obtained and the additional sum paid under clause 11.4.

11.6 All payments made by the Vendor to the Purchaser or by the Purchaser to the Vendor under this Agreement (excluding, for the avoidance of doubt, any payment due under the Pre-Sale Reorganisation Documents), other than payments of interest, shall so far as possible be made by way of adjustment to the consideration for the sale of the Shares.

12. INFORMATION AND RECORDS

12.1 The Purchaser shall, and shall procure that the Company and the Subsidiary shall, for a period of ten years following Completion, within three Business Days after a request is made and subject to the Vendor reimbursing the Purchaser, the Purchaser's Group, the Company or the Subsidiary (as the case may be) for its reasonable costs, provide the Vendor or its representatives with access during business hours to the books and records of the Company and the Subsidiary to the extent that they relate to the business of the Company or the Subsidiary during the period up to Completion (and in relation to the books and records relating to the UTO Business, irrespective of whether such books and records relate to the period up to Completion or any period following Completion) (the RECORDS) except to the extent such access is restricted by law, regulation or the terms of this Agreement.

12.2 For a period of ten years following the Completion Date, the Purchaser shall not dispose of or destroy, and shall procure that the members of the Purchaser's Group shall not dispose of or destroy, any of the Records without first giving the Vendor at least two months' notice of its intention to do so and giving the Vendor the opportunity to remove and retain any of them (at the Vendor's expense).

13. CHANGE OF NAME

13.1 The Purchaser shall procure that the company names of the Company and the Subsidiary are changed in accordance with Schedule 4.

14. CONFIDENTIALITY

14.1 For the purposes of this clause 14, CONFIDENTIAL INFORMATION means in respect of a party (the DISCLOSING PARTY) all information received, whether before, on or after the date of this Agreement, by the other party (the RECEIVING PARTY) or any of the Receiving Party's Connected Persons from or on behalf of the Disclosing Party's Group relating to the Disclosing Party's Group, including not only written information but information received orally, visually, electronically or by any other means, but shall not include:

(a) information that is in the public domain as at the date of this Agreement;

(b) information that is required to be disclosed by law or by any judicial, governmental, administrative or regulatory body or process or proceeding and, in such circumstances, unless it is impracticable to do so, only after prior consultation with the Disclosing Party;

(c) information that comes into the public domain after the date of this Agreement, otherwise than as a result of a breach of this Agreement;

(d) information which the Receiving Party or any of its Connected Persons obtains from a third party not under any confidentiality obligation to the Disclosing Party in respect of such information;

(e) information relating to the UTO Business to the extent that it is used by the Vendor or by any member of the Vendor's Group in connection with the administration and management of the UTO Business pursuant to clause 5 and the UTO Business Services Agreement;

(f) information which the Receiving Party or any of its Connected Persons at the time of disclosure already has in its possession and which is not subject to any confidentiality obligation on their part to the Disclosing Party; or

(g) information which is independently developed by the Receiving Party or any of its Connected Persons.

14.2 Each party undertakes (on its own behalf and on behalf of its Connected Persons) to maintain Confidential Information of the other party received by it or any of its Connected Persons in confidence and not to disclose that Confidential Information except with the prior written approval of the other party.

14.3 The undertaking in clause 14.2 shall not prevent disclosure by a party to any of its Connected Persons of Confidential Information of the other party which is reasonably required for the purposes of performing its obligations under the Transaction Documents, provided that such Connected Persons are aware of the confidential nature of the Confidential Information and have undertaken to keep it confidential.

14.4 Each party shall be responsible for any breach of the undertaking in clause
14.2 by it or its Connected Persons and undertakes to indemnify and hold harmless the other party or any member of the other party's Group against all actions, proceedings, costs, claims, demands, liabilities, losses or expenses (including legal expenses) arising from such breach.

14.5 In the event that, after receipt of any Confidential Information of the other party, a party or any of its Connected Persons to whom it has disclosed such Confidential Information becomes legally required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigation, demand or similar process, or otherwise) to disclose such Confidential Information, that party shall provide the other party with prompt written notice of that requirement and (unless it is impracticable to do so) shall take into account the reasonable comments of the other party in determining the extent of such disclosure.

14.6 Clauses 14.1 to 14.5 are subject to clause 18.

15. ENTIRE AGREEMENT

This Agreement and the other Transaction Documents set out the entire agreement and understanding between the parties in respect of their respective subject matters. This Agreement and the other Transaction Documents supersede all other prior agreements, understandings or arrangements (whether oral or written) relating to their respective subject matters, which shall cease to have any further force or effect. It is agreed that:

(a) no party has entered into this Agreement or any other Transaction Document in reliance upon any representation, warranty or undertaking of any other party or any Connected Person of any other party which is not expressly set out or referred to in this Agreement or such other Transaction Document. In particular, each of the Purchaser and the Purchaser Parent acknowledges that it has not entered into any Transaction Document in reliance upon any information contained in the Information Memorandum or in the Independent Actuary's Report;

(b) a party may claim in contract for breach of warranty under this Agreement but shall have no claim or remedy in respect of misrepresentation (whether negligent or otherwise, and whether made prior to, and/or in, this Agreement) or untrue statement made by any other party or any Connected Person of any other party under this Agreement or any other Transaction Document;

(c) this clause shall not exclude any liability for, or remedy in respect of, fraudulent misrepresentation; and

(d) save as expressly set out in this Agreement or in any other agreement or document referred to in this Agreement, no party or any of its Connected Persons shall owe any duty of care, nor have any liability in tort or otherwise, to any other party or any Connected Person of any other party in respect of, arising out of or in any way relating to the transaction contemplated by this Agreement.



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

The agreements and undertakings in this clause 15 are given by each party on its own behalf and as agent for each of its Connected Persons. Each party acknowledges that each other party gives such agreements and undertakings as agent with the full knowledge and authority of each of its respective Connected Persons. In this clause 15, CONNECTED PERSON means, in relation to a party and, in each case, to the extent that they are involved in the transaction contemplated by this Agreement, (a) that party's officers, employees, group undertakings, agents and advisers, (b) officers, employees, agents and advisers of that party's group undertakings; and (c) officers, employees and partners of any such agent or adviser or of any group undertaking of such an agent or adviser.

16. VARIATION

No variation of this Agreement (or of any of the documents referred to in this Agreement) shall be valid unless it is in writing and signed by or on behalf of each of the parties to it. The expression "variation" shall include any variation, supplement, deletion or replacement however effected.

17. ASSIGNMENT

17.1 Subject to clause 17.2, no party may assign or transfer all or any of its rights or obligations under this Agreement or dispose of any right or interest in this Agreement without the prior written consent of each other party, except that any party may assign or transfer the benefit of the whole (but not part only) of this Agreement to any member of its Group, but if such transferee shall cease to be a member of its Group, then such party shall on or before such event procure the assignment or transfer of the benefit of the whole of this Agreement back to such party.

17.2 The parties acknowledge and agree that if one party assigns the benefit of this Agreement in whole or in part to any other person, the liabilities of each other party under this Agreement shall be no greater than such liabilities would have been had the assignment not occurred.

18. ANNOUNCEMENTS

Except as required by law or by any stock exchange or governmental or other regulatory or supervisory body or authority of competent jurisdiction to whose rules the party making the announcement or disclosure is subject, whether or not having the force of law, no announcement or circular or disclosure in connection with the existence or subject matter of this Agreement shall be made or issued by or on behalf of the Vendor or the Purchaser (or any member of their respective Groups) without the prior written approval of the other (such approval not to be unreasonably withheld or delayed).

19. COSTS

19.1 Subject to clause 19.2, each of the parties shall pay its own Costs incurred in connection with the negotiation, preparation and implementation of this Agreement.



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

19.2 The Purchaser shall bear all stamp or other documentary or transaction duties and any other transfer taxes arising as a result or in consequence of this Agreement or of its implementation.

20. VALUE ADDED TAX

Any sum payable under and in connection with this Agreement shall be exclusive of VAT. Each party shall in addition to such sums, pay VAT, if required by applicable law and properly chargeable thereon upon receipt of a valid invoice.

21. FURTHER ASSURANCE

Each of the parties agrees to perform, or procure the performance of, all further acts and things and execute and deliver, or procure the execution and delivery of such further documents as may in each case be required by law or as may be necessary or reasonably required by any other party to implement and give effect to this Agreement and the other Transaction Documents.

22. SEVERABILITY

If any provision of this Agreement is held to be invalid or unenforceable, then such provision shall (so far as it is invalid or unenforceable) be given no effect and shall be deemed not to be included in this Agreement but without invalidating any of the remaining provisions of this Agreement.

23. COUNTERPARTS

This Agreement may be executed into in any number of counterparts and by the parties to it on separate counterparts, each of which is an original but all of which together constitute one and the same instrument.

24. TIME OF THE ESSENCE

Time shall be of the essence of this Agreement, both as regards the times, dates and periods mentioned herein and as to any times, dates and periods which may, by agreement in writing between or on behalf of the Vendor and the Purchaser, be substituted for them.

25. NOTICES

25.1 Any notice or other communication to be given by one party to the other under, or in connection with, this Agreement shall be in writing and signed by or on behalf of the party giving it. It shall be served by sending it by fax to the number(s) set out in clause 25.2, or delivering it by hand, or sending it by pre-paid recorded delivery, special delivery or registered post, to the address set out in clause 25.2 and in each case marked for the attention of the relevant party set out in clause 25.2 (or as otherwise notified from time to time in accordance with the provisions of this clause 25). Any notice so served by hand, fax or post shall be deemed to have been duly given:

(a)      in the case of delivery by hand, when delivered;



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

(b) in the case of fax, at the time of transmission (provided that the transmission is validly receipted);

(c) in the case of prepaid recorded delivery, special delivery or registered post, at 10am on the second Business Day following the date of posting,

provided that in each case where delivery by hand or by fax occurs after 6pm on a Business Day or on a day which is not a Business Day, service shall be deemed to occur at 9am on the next following Business Day. Where any notice or other communication concerns tax, such notice or communication shall also be copied to the Vendor's Group Tax Director as detailed below.

References to time in this clause are to local time in the country of the addressee.

25.2 The addresses and fax numbers of the parties for the purpose of clause 25.1 are as follows:

VENDOR (GENERAL)

Address:                    Zurich Insurance Company
                            Mythenquai 2, 8002 Zurich, Switzerland.

Fax:                        + 41 1 625 3670

For the attention of:       Global Head of Discontinued Operations

With a copy to:

Address:                    Zurich Insurance Company
                            Mythenquai 2, 8002 Zurich, Switzerland.

Fax:                        + 41 1 625 1252

For the attention of:       Associate Head of Discontinued Operations

And a copy to:

Address:                    Zurich Insurance Company
                            Mythenquai 2, 8002 Zurich, Switzerland.

Fax:                        + 41 1 625 3497

For the attention of:       Head of Legal Department

VENDOR (TAX)

Address:                    Zurich Financial Services (UK) Limited
                            The Zurich Centre, 3000 Parkway, Whiteley,
                            Fareham PO15 7JZ

Fax:                        + 44 148 958 4616

For the attention of:       Group Tax Director (UK)

With a copy to:

Address:                    Zurich Insurance Company
                            Mythenquai 2, 8002 Zurich, Switzerland.

Fax:                        + 41 1 625 3159

For the attention of:       Head of Group Tax

PURCHASER

Address:                    174 Route de Longwy, L-1940 Luxembourg

Fax:                        + 352 22 42 52

For the attention of:       Halsey Sarl

With a copy to:

Address:                    Windsor Place, 18 Queen Street,
                            Hamilton HM11, Bermuda

Fax:                        + 1 441 296 7319

For the attention of:       Richard Harris

PURCHASER PARENT

Address:                    Kenmare Holdings Limited
                            Windsor Place, 18 Queen Street,
                            Hamilton HM11, Bermuda

Fax:                        + 1 441 296 7319

For the attention of:       Richard Harris

25.3 A party may notify any other party to this Agreement of a change to its name, relevant addressee, address or fax number for the purposes of this clause 25, provided that, such notice shall only be effective on:

(a) the date specified in the notice as the date on which the change is to take place; or

(b) if no date is specified or the date specified is less than five Business Days after the date on which notice is given, the date following five Business Days after notice of any change has been given.

26.      NO RIGHTS UNDER CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms.

27.      GOVERNING LAW, JURISDICTION AND SERVICE OF PROCESS

27.1 This Agreement and the relationship between the parties shall be governed by, and interpreted in accordance with, English law.

27.2 Each of the parties agrees that the courts of England are to have exclusive jurisdiction to settle any disputes (including claims for set-off and counterclaims) which may arise in connection with the creation, validity, effect, interpretation or performance of, or the legal relationships established by, this Agreement or otherwise arising in connection with this Agreement, and for such purposes irrevocably submit to the jurisdiction of the English courts.

27.3 Each of the Vendor, the Purchaser and the Purchaser Parent shall at all times maintain an agent for service of process and any other documents in proceedings in England or any other proceedings in connection with this Agreement. Such agent shall be:

(a) in the case of the Vendor, Zurich Financial Services (UKISA) Limited currently of 22 Arlington Street, London, SW1A 1RW; and

(b) in the case of each of the Purchaser and the Purchaser Parent, Castlewood (EU) Limited, currently of 1 Stoke Road, Guildford, Surrey, GU1 4HW.

27.4 Each party irrevocably undertakes not to revoke the authority of its agent without the prior written consent of each other party (such consent not to be unreasonably withheld or delayed) and, in any event, without first appointing another agent with an address in England for the purposes described in clause
27.3 and advising each other party in writing of the identity and address of such other agent. If a party fails to appoint another agent as required by this clause 27.4, any other party shall be entitled to appoint one on behalf of such party at the expense of such party.

27.5 Any claim form, judgment or other notice of legal process shall be sufficiently served on a party if delivered to the agent of such party (as specified in clause 27.3 or as appointed in accordance with clause 27.4) at its address for the time being and marked for the attention of the Company Secretary.

SIGNED by                           )   /s/
and                                 )
as duly authorised attorney         )
for and on behalf of                )
ZURICH INSURANCE COMPANY            )


SIGNED by                           )
HARPER HOLDING SARL                 )   /s/
represented by Mr. Richard Harris   )
Title: Manager                      )


SIGNED by                           )   /s/
for and on behalf of                )
KENMARE HOLDINGS LIMITED            )


















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